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                                                                     EXHIBIT 4.1

CLASS A COMMON STOCK                 [LOGO]                 CLASS A COMMON STOCK
                           -------------------------
    NUMBER                          COINMACH                         SHARES
 [          ]              -------------------------              [          ]
                           Superior Laundry Services

                         COINMACH LAUNDRY CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               CUSIP 19259L 10 1

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT









is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE OF
                              $.01 PER SHARE, OF

COINMACH LAUNDRY CORPORATION (hereinafter and on the back hereof called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by such holder's duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and By-laws of the Corporation (copies of which are on file with the Transfer Agent), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:


    [SEAL]

                         COUNTERSIGNED AND REGISTERED:
                                         THE BANK OF NEW YORK
                                             (NEW YORK)

                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,
                         BY:

                                                            AUTHORIZED SIGNATURE



    /s/ Stephen R. Kerrigan                   /s/ Robert M. Doyle

    Chairman of the Board of Directors        Chief Financial Officer and Issuer


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     The following abbreviations, when used in the Inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-_____Custodian______
TEN ENT - as tenants by the entireties                     (Cust)       (Minor)
JT TEN  - as joint tenants with
          right of survivorship and               under Uniform Gifts to Minors
          not as tenants in common
                                                 Act___________________________
                                                             (State)

    Additional abbreviations may also be used though not in the above list.


       For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[_______________________________________]_______________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________________ Shares

of the Class A Common Stock represented by the within-named Certificate, and do hereby irrevocably constitute and appoint____________________________________

____________________________________________________________________ Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated____________________________


                                  X____________________________________________
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




SIGNATURE GUARANTEED:____________________________________________________
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.